Exhibit 10.2

DEED OF ASSIGNMENT OF LICENCE PEDL 245

This Deed of Assignment is entered into the 21st day of December 2012 between

(1)	Alamo Energy Corp., a Nevada corporation, registered number CIK#: 0001360334, with a mailing address of 10575 Katy Freeway, Suite 300, Houston, Texas, 77024, USA (hereinafter “Alamo”);

(2)	Aimwell Energy Limited, a company registered in England, registered number 05822509, whose registered office is at 10 Rosebery Avenue, Harpenden, Herts, AL5 2QP, (hereinafter “Aimwell”);

(3)	Northdown Energy Limited, a company registered in England, registered number 07768741, whose registered office is at Oldfield House, Oldfield Road, London SW19 4SD, (hereinafter “Northdown”),

(Alamo, Aimwell and Northdown being hereinafter together referred to as “the Assignors”);

(4)	The Assignors other than Alamo (hereinafter together referred to as ‘the Assignees’); and

(5)	The Secretary of State for Energy and Climate Change (hereinafter referred to as the “Secretary of State”).

Whereas:

(A)
The Assignors are the present holders of United Kingdom Petroleum Exploration and Development Licence No. PEDL 245, covering Blocks TQ26, TQ36, TQ46 and TQ56 (‘the Licence’) dated 14th October, 2008 and granted with effect from 1 July 2008 under the Petroleum Act 1998 (or having effect as though granted under the Act);  and

(B)	The Secretary of State has by email dated 29th November 2012, given consent to the execution of this Assignment.

Now this Deed witnesses as follows:

The Assignors hereby assign unto the Assignees all rights, interest, obligations and liabilities of the Assignors in, under, pursuant to and in respect of the Licence, to hold the same unto the Assignees, subject to the performance and observance by the Assignees of the terms and conditions contained in the Licence and on the part of the Licensee therein described to be performed and observed.

The Assignees jointly and severally covenant with and in favour of the Secretary of State and the Assignors (and each of them) that they will perform and observe the terms and conditions contained in the Licence and on the part of the Licensee to be performed and observed.

IN WITNESS WHEREOF this Deed of Assignment has been duly executed and delivered by the parties hereto (other than the Secretary of State) on the day and year first above written.

Executed and delivered as a Deed by

ALAMO ENERGY CORP.
acting by the following person who in accordance with the laws of the State of Nevada is acting under its authority:

/s/ Allan Millmaker
Director
/s/ Debra McVey
Witness
Witness Name: Debra McVey
Address:
Occupation: HR Coordinator

Executed and delivered as a Deed by
AIMWELL ENERGY LIMITED
on being signed by:

/s/ Michael Rose
Director
/s/ Alexander MacDonald
Witness
Witness Name: Alexander MacDonald
Address:
Occupation: Investment Banker

Executed and delivered as a Deed by
NORTHDOWN ENERGY LIMITED
on being signed by:

/s/ R. J. P. Ross
Director
/s/ Alexander MacDonald
Witness
Witness Name: Alexander MacDonald
Address:
Occupation: Investment Banker